PHOENIX CALIFORNIA TAX EXEMPT BONDS, INC.
     Supplement dated September 22, 1997 to Prospectus dated August 28, 1997


MANAGEMENT OF THE FUND - THE PORTFOLIO MANAGERS

      Effective September 4, 1997, Mr. Timothy Heaney is the portfolio manager of Phoenix California Tax Exempt Bonds, Inc. Mr. Heaney, who has served as co-manager of the Fund from March 1, 1996 to September 3, 1997, is now primarily responsible for the day-to-day management of the Fund's portfolio.